UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to § 240.14a-12

MORGAN STANLEY EASTERN EUROPE FUND, INC.
(Names of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee	computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MORGAN STANLEY EASTERN EUROPE FUND, INC.
c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of the Morgan Stanley Eastern Europe Fund, Inc. (the ‘‘Fund’’) will be held on Tuesday, June 19, 2007, at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, Conference Room 7, New York, New York 10020 at 8:30 a.m.

The Meeting is being held for the following purposes:

1.    To elect Directors of the Fund.

2.    To approve an amendment to the Fund’s investment restrictions to allow the Fund to invest 25% or more of the Fund’s total assets in securities of companies involved in the oil, gas and consumable fuels industry, diversified telecommunications industry, wireless communications industry, commercial banks industry, metals and mining industry or the electric utilities industry if the Board of Directors of the Fund determines that certain criteria are met.

3.    To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record of the Fund at the close of business on March 23, 2007, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of the Fund or any adjournments thereof.

Mary E. Mullin Secretary

Dated: May 10, 2007

If you do not expect to attend the Meeting for the Fund, please sign and promptly return the enclosed Proxy Card in the enclosed self-addressed envelope or vote by telephone as indicated in the Fund’s Proxy Card. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your Proxy Card or voting by telephone promptly.

MORGAN STANLEY EASTERN EUROPE FUND, INC.
c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

PROXY STATEMENT

This statement is furnished by the Board of Directors (the ‘‘Board’’) of the Morgan Stanley Eastern Europe Fund, Inc. (the ‘‘Fund’’) in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Fund (the ‘‘Meeting’’) to be held on Tuesday, June 19, 2007, at 8:30 a.m., at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc. (hereinafter, the ‘‘Adviser’’), 1221 Avenue of the Americas, 5th Floor, Conference Room 7, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and Proxy Card will first be mailed to stockholders on or about May 10, 2007. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

If the accompanying Proxy Card for the Fund is executed properly and returned, shares represented by it will be voted at the Meeting for the Fund in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted (i) by written notice of revocation to the Secretary of the Fund or (ii) by attendance and voting at the Meeting of the Fund. Attendance at the Meeting will not in and of itself revoke a proxy. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors of the Fund and FOR the proposal to amend the Fund’s investment restrictions.

The Board has fixed the close of business on March 23, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. On that date, 4,225,464 shares of common stock of the Fund were outstanding and entitled to vote.

The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Fund, and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Directors and officers of the Fund or officers and regular employees of the Adivser, Morgan Stanley Investment Advisors Inc. (‘‘Morgan Stanley Investment Advisors’’) and/or Morgan Stanley & Co. Incorporated (‘‘Morgan Stanley & Co.’’), without special compensation therefor. In addition, the Fund may employ Computershare Fund Services, Inc. (‘‘Computershare’’) to make telephone calls to stockholders to remind them to vote. The Fund may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received.

Stockholders will be able to vote their shares on the Voting Information Card accompanying this Proxy Statement and certain stockholders may be able to vote their shares by touchtone telephone by following the instructions on the Proxy Card. To vote by touchtone telephone, stockholders can call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone, stockholders will need the number that appears on the Proxy Card.

In certain instances, Computershare, if retained, may call stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a stockholder should vote on any proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the stockholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a stockholder’s vote may be taken by telephone, each stockholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card or by touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the stockholder. In the event that Computershare is retained as proxy solicitor, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining stockholders’ telephone numbers and providing additional materials upon stockholder request, at an estimated cost of $2,000, which will be borne by the Fund.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2006 to any stockholder of the Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the Fund, c/o JPMorgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798, by calling 1-800-221-6726 or by visiting the Adviser’s Internet website at www.morganstanley.com.

Morgan Stanley Investment Management Inc. serves as the Fund’s administrator. JPMorgan Investor Services Co. also provides administrative services to the Fund. The business address of JPMorgan Investor Services Co. is 73 Tremont Street, Boston, Massachusetts 02108-2798.

Shares of the Fund are entitled to one vote each at the Fund’s Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Only one Proxy Statement will be delivered to multiple stockholders sharing an address, unless the Fund has received contrary instructions. The Fund will furnish, upon written or oral request, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to the Fund that a stockholder wishes to receive separate copies in the future, should be made in writing to the Fund, c/o JPMorgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798, or by calling 1-800-221-6726. Multiple stockholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling 1-800-221-6726.

The Board of Directors of the Fund unanimously recommends that you vote ‘‘FOR’’ each of Proposal No. 1 and Proposal No. 2 as set forth in the Notice of Annual Meeting. Your vote is important. Please return your Proxy Card promptly no matter how many shares you own.

ELECTION OF DIRECTORS
(Proposal No. 1)

At the Meeting, stockholders will be asked to consider the election of Directors to hold office for a term stated below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Card to vote, on behalf of the stockholders, for the election of Frank L. Bowman, James F. Higgins and Manuel H. Johnson as Class III Directors for a term expiring in 2010.

Pursuant to the Fund’s By-Laws, the terms of office of the Directors are staggered. The Board of Directors of the Fund is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of Kathleen A. Dennis, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. Class II currently consists of Michael Bozic, Michael F. Klein and W. Allen Reed. Class III currently consists of Frank L. Bowman, James F. Higgins and Manuel H. Johnson. Only the Directors in Class III are being considered for election at this Meeting.

Pursuant to the Fund’s By-Laws, each Director holds office until (i) the expiration of his or her term and until his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the Articles of Incorporation. Each officer of the Fund will hold such office until his or her death or resignation or a successor has been duly elected and qualified.

Board Meetings and Committees

The Board of Directors of the Fund has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter, which is attached hereto as Exhibit A.

The members of the Audit Committee of the Fund are currently Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund’s Audit Committee is an ‘‘interested person,’’ as defined under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), of the Fund (with such disinterested Directors being ‘‘Independent Directors’’ or individually, an ‘‘Independent Director’’). Each Independent Director is also ‘‘independent’’ from the Fund as defined under the listing standards of the New York Stock Exchange, Inc. (‘‘NYSE’’). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns. The Audit Committee of the Fund met six times during the fiscal year ended December 31, 2006.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises the Fund’s Board with respect to

Board composition, procedures and committees, develops for and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Directors and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The Fund has adopted a formal, written Governance Committee Charter, which is attached hereto as Exhibit B. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for the Fund. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Governance Committee is Fergus Reid. The Fund’s Governance Committee met two times during the fiscal year ended December 31, 2006.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reid and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below under ‘‘Stockholder Communications.’’

The Board formed a Valuation, Insurance and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Valuation, Insurance and Compliance Committee currently consists of Frank L. Bowman, Michael Bozic, Manuel H. Johnson and James F. Higgins. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. Michael Bozic is the Chairperson of the Valuation, Insurance and Compliance Committee. The Valuation, Insurance and Compliance Committee has a Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman. The Valuation, Insurance and Compliance Committee and the Insurance Sub-Committee were formed in October 2006 and February 2007, respectively. The Fund’s Valuation, Insurance and Compliance Committee did not meet during the fiscal year ended December 31, 2006.

The Fund has an Investment Committee that oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, Fergus Reid and W. Allen Reed. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the Fund’s primary areas of investment, namely equities, fixed-income and alternatives. The Sub-Committees and their members are as follows:

(1)    Equity — W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)    Fixed-Income — Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)    Money Market and Alternatives — Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

The Investment Committee and the sub-committees of the Investment Committee were formed in October 2006 and did not meet during the fiscal year ended December 31, 2006.

There were eight meetings of the Board of Directors of the Fund held during the fiscal year ended December 31, 2006. For the 2006 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he or she served, held during the time such Director was a member of the Board. For annual stockholder meetings, Directors may, but are not required, to attend the meetings; and for the Fund’s last annual stockholder meeting, none of the Directors attended the meeting.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors. Stockholders should send communications intended for the Fund’s Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Director below. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, Proxy Cards will be voted for such persons as the Board of Directors of the Fund may recommend.

Information Regarding Directors and Nominee Directors

Certain information regarding the Directors of the Fund and nominees for election as Directors is set forth below:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Nominee for Director
James F. Higgins*† (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Class III Director	Since 2000	Director or Trustee of the funds advised by Morgan Stanley Investment Advisors (the ‘‘Retail Funds’’) (since June 2000) and various U.S. registered investment companies managed by the Adviser (the ‘‘Institutional Funds’’) (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

†	Nominee for election as a Director of the Fund at the Meeting.
*	‘‘Interested person’’ of the Fund within the meaning of the 1940 Act. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Adviser is a subsidiary.
**	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Nominees for Director
Frank L. Bowman† (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class III Director	Since 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Valuation, Insurance and Compliance Committee (since February 2007); formerly variously Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	171	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Dr. Manuel H. Johnson† (58) c/o Johnson Smick Group Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Class III Director	Since 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	173	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

†	Nominee for election as a Director of the Fund at the Meetings.
**	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Incumbent Director
Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director	Since 1994	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	173	Director of various business organizations.
Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class I Director	Since 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly Senior Managing Director of Victory Capital Management (1993-2006).	171	None.
Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB 754 23852 Pacific Coast Highway Malibu, CA 90265	Class I Director	Since 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	174	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.

**	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Incumbent Director
Michael F. Klein (48) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director	Since 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	171	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemical).
Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Class I Director and Chairperson of the Board (since 2006)	Since 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairperson of the Insurance Committee (until July 2006); Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	173	None.
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director	Since 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	171	Director of GMAC (financial services) and Temple-Inland Industries (packaging, banking and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

**	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Incumbent Director
Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, NY 12564	Class I Director	Since 1992	Chairman, Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	174	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

**	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

No director or nominee for election as Director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Certain information regarding the officers of the Fund is set forth below:

Name, Address and Age	Position(s) Held with the Fund, and Length of Time Served	Principal Occupation(s) During Past Five Years
Ronald E. Robison* (68) 1221 Avenue of the Americas New York, NY 10020	President of the Fund since 2005 and Principal Executive Officer of the Fund since 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Fund; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Advisor; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Fund; President and Director of the Institutional Fund (March 2001 to July 2003); Chief Administrative Officer of the Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany* (52) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President of the Fund since 2006	Managing Director and (since December 2005) Chief Investment Officer –Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President of the Retail Funds and the Institutional Funds (since February 2006).
Dennis F. Shea* (53) 1221 Avenue of the Americas New York, NY 10020	Vice President of the Fund since 2006	Managing Director and (since February 2006) Chief Investment Officer– Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Amy R. Doberman* (45) 1221 Avenue of the Americas New York, NY 10020	Vice President of the Fund since 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel–Americas, UBS Global Asset Management (July 2000 to July 2004).

Name, Address and Age	Position(s) Held with the Fund, and Length of Time Served	Principal Occupation(s) During Past Five Years
Carsten Otto* (43) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer of the Fund since 2004	Managing Director and Global Director of Compliance for Morgan Stanley Investment Management (since April 2007). Formerly U.S. Director of Compliance (October 2004 to April 2007), Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management and Assistant Secretary. Formerly, Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu* (40) 1221 Avenue of the Americas New York, NY 10020	Vice President of the Fund since 2001	Executive Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.
Mary E. Mullin* (40) 1221 Avenue of the Americas New York, NY 10020	Secretary of the Fund since 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).
James E. Garrett* (37) 1221 Avenue of the Americas New York, NY 10020	Treasurer of the Fund since 2002 and Chief Financial Officer of the Fund since 2003	Head of Global Fund Administration of Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.
Michael Leary (39) JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer of the Fund since 2003	Director and Vice President of Fund Administration, JPMorgan Investors Services Co. (formerly Chase Global Fund Services Company). Formerly, Audit Manager at Ernst & Young, LLP.

*	‘‘Interested person’’ of the Fund within the meaning of the 1940 Act. Messrs. Robison, Germany, Shea, Otto and Garrett, and Mmes. Doberman, Chang Yu and Mullin are officers of the Adviser.

The table set forth below includes information regarding the dollar ranges of beneficial ownership of shares in the Fund and in certain registered investment companies, including the Fund, managed by the Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the ‘‘Family of Investment Companies’’) owned by the Directors of the Fund and each nominee for election as a Director, as of December 31, 2006. This information has been furnished by each Director and nominee. The dollar values in the following table are based upon the market price of the Fund’s shares as of December 31, 2006.

Name of Directors	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Interested Director
Higgins	None	Over $100,000
Independent Director
Bowman(1)	None	$50,001–$100,000
Bozic	None	over $100,000
Dennis	None	over $100,000
Johnson	None	over $100,000
Kearns(1)	None	over $100,000
Klein	None	over $100,000
Nugent	None	over $100,000
Reed	None	$10,001–$50,000
Reid(1)	None	over $100,000

(1)	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Fund or Institutional Fund (or portfolios thereof) that are offered as investment options under the plan.

Compensation of Directors and Officers

Each Director (except for the Chairperson of the Board) receives an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds.

Prior to October 1, 2006, the Chairperson of the Audit Committee received an additional annual retainer fee of $60,000. Other Committee Chairpersons and the Deputy Chairperson of the Audit Committee received an additional annual retainer fee of $30,000. Effective October 1, 2006, the Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. As of July 1, 2006, Charles A. Fiumefreddo resigned as Chairperson of the Boards of the Retail Funds and the Institutional Funds and was succeeded by Michael E. Nugent. Prior to July 1, 2006, Charles A. Fiumefreddo received an annual retainer fee for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board. As of July 1, 2006, Michael E. Nugent receives a total annual retainer fee of $360,000 for his services as Chairperson.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The aggregate compensation paid to each Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the Funds/portfolios.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Fund maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director by all of the funds and by other U.S. registered investment companies advised by the Adviser or any investment companies that have an investment adviser that is an affiliated person of the Adviser (collectively, the ‘‘Fund Complex’’) for their services as Directors of such investment companies. In all cases, there were no pension or retirement benefits accrued as part of any fund’s expenses. The amounts reflected in the following table include amounts paid by the Fund Complex for services rendered during the calendar year ended December 31, 2006 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Directors during such fiscal year.

Name of Directors	Aggregate Compensation from the Fund(2)	Total Compensation from Fund and Fund Complex Paid to Directors(3)
Interested Director
Higgins(4)	$0	$0
Independent Director(1)
Bowman(2)(3)	$75	$75,000
Bozic	$175	$195,000
Dennis	$169	$78,750
Johnson	$215	$240,000
Kearns(2)(3)	$100	$226,250
Klein	$169	$78,750
Nugent	$258	$285,000
Reed	$169	$78,750
Reid(3)	$188	$215,000

(1)	Includes all amounts paid for serving as Director of the funds as well as serving as Chairperson of the Fund or Chairperson of a Committee or Sub-Committee.
(2)	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year. The following Directors deferred compensation from the Fund during the fiscal year ended December 31, 2006: Mr. Bowman, $75; Mr. Kearns, $100.

(3)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the Directors under the DC Plan. As of December 31, 2006, the value (including interest) of the deferral accounts across the Fund Complex for Messrs Bowman, Kearns and Reid pursuant to the deferred compensation plan was $78,764, $959,331 and $764,483, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.
(4)	Mr. Higgins was not approved to receive compensation from the Fund or the Fund Complex until February 20-21, 2007. Thus, he did not receive any compensation from the Fund and Fund Complex for the calendar year ended December 31, 2006.

The election of the nominees for election as Directors of the Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund’s By-Laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

The Board of Directors of the Fund recommends that you vote ‘‘FOR’’ the election of the nominees as Directors for the Fund set forth above.

APPROVAL OF AN AMENDMENT TO THE FUND’S
INVESTMENT RESTRICTION REGARDING CONCENTRATION
(Proposal No. 2)

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Eastern European country issuers and in debt securities issued or guaranteed by Eastern European country governments or governmental entities. For purposes of this policy and in this proxy statement, ‘‘Eastern European countries’’ include Albania, Belarus, People’s Republic of Bulgaria, Croatia, Czech Republic, Estonia, Republic of Hungary, Latvia, Lithuania, Macedonia, Moldova, Montenegro, Republic of Poland, Romania, Russian Federation, Serbia, Slovakia, Slovenia and Ukraine. The Eastern European countries in which the Fund invests are considered ‘‘emerging market’’ countries, whose securities markets are characterized by a relatively small number of issues.

The Board of Directors of the Fund has approved an amendment to the Fund’s investment restrictions to allow the Fund to invest 25% or more of its total assets in securities of companies involved in the oil, gas and consumable fuels industry, diversified telecommunications industry, wireless communications industry, commercial banks industry, metals and mining industry or electric utilities industry in Eastern European countries if the Board of Directors of the Fund determines that certain criteria are met. This change would expand the types of industries in which the Fund would be able to concentrate if certain criteria are met from the following industries in which the Fund may currently concentrate: energy sources industry, the electric utilities industry and the telecommunications industry. Pursuant to the Fund’s current investment concentration restriction, the Fund is currently concentrated in the electric utility industry. The Fund is not currently concentrated in any of the proposed industries. In addition, the amendment to the Fund’s investment restrictions would provide the Fund with greater flexibility to take advantage of investment opportunities in Eastern European countries. By being able to concentrate in the proposed industries, the Fund will have the ability to obtain greater exposure to certain types of securities than was previously the case. The added flexibility that concentrating in the proposed industries would allow the Fund is of particular importance considering the characteristics of the emerging market countries in which the Fund invests and the possibility that the markets of such countries may be dominated by a particular industry or industries. This amendment is subject to stockholder approval, and the ability of the Fund to invest 25% or more of its total assets in one or more of the industries listed above is subject to a determination by the Board of Directors that certain criteria exist.

In order to invest 25% or more of the Fund’s total assets in securities of companies involved in the oil, gas and consumable fuels industry, diversified telecommunications industry, wireless communications industry, commercial banks industry, metals and mining industry or electric utilities industry, the Board of Directors of the Fund would be required to determine that the particular industry comprises a significant percentage (20% or more) of the market of the Eastern European countries in which the Fund invests, and that, in light of the anticipated return, investment quality, availability and liquidity of the issues in that industry, the Fund’s ability to achieve its investment objective would, in light of its investment policies and limitations, be materially adversely affected if the Fund were not able to invest 25% or more of its total assets in the industry. In the event the Board of Directors permits 25% or more of the Fund’s total assets to be invested in one of the above described industries, the Fund may be exposed to increased investment risks particular to that industry. The Fund will notify its stockholders of any decision by the Board of Directors to permit (or cease) investments of 25% or more of the Fund’s total assets in one of the above-described industries in Eastern European countries. Such notice will, to the extent applicable, include a discussion of any increased investment risks peculiar to such industry to which the Fund may be exposed.

If, during a period in which the Fund is concentrating its assets in one of the proposed industries, such industry ceases to comprise a significant percentage (20% or more) of the markets of Eastern European countries in which the Fund invests, the Fund’s Board of Directors shall make a determination to cease concentrating the Fund’s assets in such industry or industries, unless the Fund’s Board of Directors makes a finding that it would be in the best interests of the Fund’s stockholders to continue to concentrate the Fund’s assets for a further period of time. In making such determination, the Fund’s Board of Directors will consider whether continuing to concentrate the Fund’s assets in such industry or industries would adversely affect the Fund’s ability to achieve its investment objective. If the Board of Directors determines that the Fund should cease concentrating, the Fund will reduce its holdings in that industry to less than 25% of its total assets within a reasonable period of time after such determination has been made.

Between 1997 and 2007, the representation of the proposed industries in the Eastern European markets (as measured by the weightings in the Morgan Stanley Capital International Emerging Markets Eastern Europe Index (the ‘‘Index’’)) changed in the amounts set forth below:

Industry	Index Representation as of April 1997	Index Representation as of April 2007
Oil, gas and consumable fuels	8.7%	49.2%
Diversified telecommunications	15.2%	5.1%
Wireless communications	N/A	6.2
Commercial banks	24.1%	19.6%
Metals and mining	2.6%	8.7%
Electric utilities	10.7%	6.5%

In addition, the aggregate size of the Eastern European market (as measured by the Index) increased from $19.3 billion in April 1997 to $370.1 billion in April 2007.

The text of the current investment restriction and the proposed amendment is set forth as Exhibit C to this proxy statement.

Increased Investment Risk

If 25% or more of the Fund’s assets are invested in the oil, gas and consumable fuels industry, diversified telecommunications industry, wireless communications industry, commercial banks industry, metals and mining industry or electric utilities industry in Eastern European countries, the Fund may be exposed to increased investment risks particular to that industry. The Fund’s performance would be more closely linked to the performance of that industry and would be more dramatically affected by fluctuations in that industry. Market price movements affecting companies and their securities in any such industry in which the Fund invests 25% or more of its assets will have a greater impact on the Fund’s performance because of its more concentrated position in such securities. In addition, these industries may be subject to greater government regulation than many other industries. Changes in government policies and the need to obtain regulatory approvals may have a material effect on products and services offered by such companies. These industries may also be subject to the following risks:

Oil, Gas and Consumable Fuels Risk.    The profitability of companies in the oil, gas and consumable fuels industry is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil, gas and consumable fuels exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Diversified Telecommunications Risk.    The telecommunications industry, particularly telephone operating companies, are subject to government regulation of rates of return and services that may be offered. Many telecommunications companies fiercely compete for market share. Other risks include the uncertainties resulting from such companies’ diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Wireless Communications Risk.    The wireless communications industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, and rapid obsolescence. Wireless network operators can also face significant capital expenditures to build networks of critical mass, and can carry heavy debt burdens from financings.

Commercial Banks Risk.    Commercial banks may be subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the commercial banking industry.

Metals and Mining Risks.    The metals and mining industry can be significantly affected by international monetary and political developments such as currency devaluations or revaluations, central bank movements, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metal mining securities can be subject to substantial fluctuations over short periods of time. Other risks may include liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Electric Utilities Risk.    Changing regulation constitutes one of the key industry-specific risks for the electric utilities industry. Government regulators often monitor and control utility revenues and costs, and therefore may limit electric utility profits and dividends paid to investors. Regulatory authorities also may restrict a company’s access to new markets, thereby diminishing the company’s longterm prospects. The deregulation of certain electric utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Certain electric utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Stockholder Approval

The Fund’s investment restrictions are fundamental policies of the Fund and may not be changed without stockholder approval. Approval of the proposed amendment to the Fund’s investment restrictions will require the affirmative vote of a majority of the Fund’s outstanding shares. As defined in the 1940 Act, a ‘‘majority of outstanding shares’’ means the lesser of 67% of the voting securities present at the Annual

Meeting of Stockholders, if a quorum is present, or 50% of the outstanding securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the proposed amendment.

The Board of Directors of the Fund recommends that you vote ‘‘FOR’’ the approval of the amendment to the Fund’s investment restriction set forth above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of March 23, 2007, the aggregate number of shares of the Fund owned by the Fund’s officers and Directors as a group was less than one percent of the Fund’s outstanding shares. To the knowledge of the management of the Fund, the following persons owned beneficially more than 5% of the noted Fund’s outstanding shares at March 23, 2007. This information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
RNE	Bank Morgan Stanley AG Bahnhofstrasse 92/3rd Floor CH-8023 Zurich Switzerland	277,030 shares with shared voting power and shared dispositive power[1]	5.2%

1	Based on a Schedule 13G/A filed with the Commission on May 30, 1997.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), requires that the Fund’s executive officers and Directors, and beneficial owners of more than 10% of its shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Fund, due to an administrative oversight, each of Messrs. Bowman, Klein and Reed and Ms. Dennis did not file an initial Form 3 on a timely basis.

AUDIT COMMITTEE REPORTS AND AUDITOR FEES

Report of the Audit Committee

At a meeting held on February 21, 2007, the Board of Directors of the Fund, including a majority of the Directors who are not ‘‘interested persons,’’ as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2007. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

The Fund’s financial statements for the fiscal year ended December 31, 2006 were audited by Ernst & Young LLP. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2006 be included in the Fund’s most recent annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

Joseph J. Kearns, Chairperson of the Audit Committee Michael E. Nugent, Member of the Audit Committee W. Allen Reed, Member of the Audit Committee

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of the Fund’s financial statements for the fiscal years ended December 31, 2006 and 2005 were $73,000 and $70,970, respectively.

Audit-Related Fees

There were no fees billed by Ernst & Young LLP related to the annual audit of the Fund’s financial statements for the fiscal years ended December 31, 2006 and 2005.

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for the Fund for the fiscal years ended December 31, 2006 and 2005 were $3,000 and $2,835, respectively, which represent fees paid for the review of the Federal, state and local tax returns for the Fund.

All Other Fees

Other than fees of $5,000 billed to the Fund in connection with the Fund’s rights offering, there were no fees billed by Ernst & Young LLP for any other products and services not set forth above for the Fund for the fiscal years ended December 31, 2006 and 2005.

Audit Committee Pre-approval

The Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent auditors. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires the Fund’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Ernst & Young LLP billed the Fund fees for the fiscal year ended December 31, 2006 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Adviser and to any entities controlling, controlled by or under common control with the Adviser for the fiscal years ended December 31, 2006 and 2005 amounted to $1,367,130 and $1,244,067, respectively. Such services for the 2006 and 2005 fiscal years included: (i) audit-related fees of $756,000 and $235,000, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled ‘‘Reports on the Processing of Transactions by Service Organizations’’ and (ii) all other fees of $611,130 and $1,009,067, respectively, related to services such as performance attestation.

The Audit Committee of the Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Adviser is compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting. Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and representatives from Ernst & Young LLP are expected to be available by telephone to respond to appropriate questions.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

A stockholder’s proposal intended to be presented at the Fund’s Annual Meeting of Stockholders in 2008 must be received by the Fund on or before January 10, 2008 in order to be included in the Fund’s proxy statement and Proxy Card relating to that meeting. Any stockholder who desires to bring a proposal at the Fund’s Annual Meeting of Stockholders in 2008, without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund not before March 21, 2008 and not later than April 20, 2008, in the manner and form required by the Fund’s By-Laws. The Fund will furnish, without charge, a copy of its By-Laws to any stockholder of the Fund requesting such By-Laws. Requests for the Fund’s By-Laws should be made in writing to the Fund, c/o Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020.

Mary E. Mullin Secretary

Dated: May 10, 2007

Stockholders of the Fund who do not expect to be present at the Meeting for the Fund and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card for the Fund and return it in the enclosed envelope. No postage is required if mailed in the United States.

EXHIBIT A

CHARTER
OF THE
AUDIT COMMITTEE
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

ADOPTED ON JULY 31, 2003
AND
AS AMENDED AND RESTATED ON FEBRUARY 20, 2007

The Boards of Directors/Trustees (collectively, the ‘‘Board’’) of the investment companies advised or managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP listed on the attached Exhibit A (each a ‘‘Fund’’ and collectively, the ‘‘Funds’’) has adopted and approved this charter for the audit committee of the Board (the ‘‘Audit Committee’’).1

1.	Structure And Membership of the Audit Committee

1.01.	Independent Directors and Trustees

Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is not an ‘‘interested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Board or Committees of the Board.

The Audit Committee shall consist of not less than two members of the Board.

The Audit Committee shall have a Chairperson. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Audit Committee and shall engage in such other activities on behalf of the Audit Committee as shall be determined from time to time by the Audit Committee.

The Chairperson and members of the Audit Committee shall be appointed by the Governance Committee of the Funds in consultation with the Board.

1.02.	Financially Literate

Each member of the Audit Committee shall be ‘‘financially literate,’’ as such term is interpreted by the Board in its business judgment.

1.03.	Audit Committee Financial Expert

The Audit Committee shall determine whether at least one member of the Audit Committee is an ‘‘audit committee financial expert,’’ as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6).

[1]	Solely for the sake of clarity and simplicity, this Charter has been drafted as if there is a single Committee and a single Board. The terms ‘‘Committee,’’ ‘‘Directors/Trustees’’ and ‘‘Board’’ mean the Committee, Directors/Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Committee, Directors/Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Exhibit A-1

2.	Auditor Independence

An independent public accounting firm may serve as a Fund’s auditor (the ‘‘Auditor’’) only if it complies with all of the independence requirements set forth in Regulation S-X under the Securities Act of 1933 and the Independence Board Standard No. 1, subject to such exceptions, not prohibited by law, as the Audit Committee may allow. The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and Independence Standards Board Standard No. 1, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund’s other service providers.

3.	Registration with PCAOB

The Auditor must be registered with the PCAOB.

4.	Regulatory Action

Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

5.	Duties and Powers of Audit Committee

5.01.	The Audit Committee shall have the duty and power to:

•	make recommendations to the Board regarding selection of the Auditor;

•	oversee and evaluate the work of the Auditor;

•	require the Auditor to report directly to the Audit Committee;

•	determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

•	pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the Sarbanes-Oxley Act of 2002 (the ‘‘SOX Act’’) and rules promulgated by the Securities and Exchange Commission (the ‘‘SEC’’) under the SOX Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix B); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee’s responsibilities to management but may delegate pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934); and provided further, that pre-approval of services may be waived pursuant to a de minimis exception allowed by SEC rules, as construed by the Board’s independent counsel;

•	consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, is compatible with maintaining the Auditor’s independence;

•	review the written certification regarding the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

Exhibit A-2

•	require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund’s financial statements with the SEC, the Auditor shall provide an update of any changes;

•	review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Statement of Auditing Standards Nos. 61 and 90 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund’s financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

•	review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

•	review and discuss the Fund’s audited financial statements with Fund management;

•	review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund’s annual report;

•	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund’s proxy statement;

•	review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

•	consider with the Auditor their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

•	receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role

Exhibit A-3

in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

•	establish procedures for the receipt, retention and treatment of complaints received by a Fund regarding accounting, internal accounting controls or auditing matters;

•	establish procedures for the confidential, anonymous submission by employees and officers of Funds of concerns regarding any questionable accounting or audit matter (with such procedures to be established upon the SEC’s promulgation of final rules governing such procedures pursuant to the SOX Act);

•	establish procedures for the resolution of disagreements between management of a Fund and the Fund’s Auditor regarding financial reporting;

•	require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund; and

•	perform such other functions consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation, the Fund’s Declaration of Trust, the Fund’s By-laws, or the Fund’s partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

5.02.	Authority to Engage Independent Counsel and Advisers

The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds’ independent Directors/Trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

5.03.	Scope of Audit Committee Responsibility

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct ‘‘field work’’ or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board).

Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of each Fund’s financial statements and is ultimately accountable to the Audit Committee.

6.	Meetings of the Audit Committee

The Audit Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Audit Committee but no less frequently than quarterly, including to approve the scope of the proposed audit of a Fund’s financial statements by the Auditors and to review the report of the Auditors following such audit. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

Exhibit A-4

7.	Interim Actions by the Audit Committee

From time to time, the Audit Committee may delegate to the Chairperson or other designated Audit Committee member the responsibility to act, on an interim basis between meetings of the Audit Committee or Board, on audit related matters, including specifically, approval of annual financial statements, provided that the Audit Committee or Board is not required by this Charter or law to take such actions or is not prevented by this Charter or law from delegating such actions. Interim actions may be taken by written consent of the Audit Committee. All other interim actions by the Chairperson or his/her designee will be submitted for ratification at the next meeting of the Audit Committee.

8.	Minutes of Meetings; Reporting the Board

The Audit Committee shall cause to be made and kept minutes of its meetings. The Audit Committee shall report to the Board its activities, findings and recommendations.

9.	Review of Charter

The Audit Committee shall review this Audit Committee Charter at least annually, and shall recommend any changes to the Board. This Audit Committee Charter may be amended only by the Board, with the approval of a majority of the independent Directors/Trustees.

Exhibit A-5

APPENDIX A

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,2

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (‘‘general pre-approval’’); or require the specific pre-approval of the Audit Committee or its delegate (‘‘specific pre-approval’’). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the ‘‘Policy’’), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

Exhibit A-6

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as ‘‘Audit services’’; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

Exhibit A-7

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

Exhibit A-8

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Van Kampen Asset Management Inc.
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP

Exhibit A-9

EXHIBIT B

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
FEBRUARY 20, 2007

1.	MISSION STATEMENT

The Governance Committee (the ‘‘Governance Committee’’) is a committee of the Board of Trustees/Directors (referred to herein as the ‘‘Trustees’’ and collectively, the ‘‘Board’’) of each Fund listed in the attached Exhibit A3. The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) appoint members of each standing committee and sub-committee of the Board; (3) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and Committee policies and procedures; and (4) oversee periodic evaluations of the Board and any Committees of the Board.

2.	COMPOSITION

The Governance Committee shall be comprised of two or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee Chairperson shall also be designated by the full Board. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Governance Committee and shall engage in such other activities on behalf of the Governance Committee as shall be determined from time to time by the Governance Committee.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (1) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (2) is not an ‘‘interested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (3) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund or their investment adviser or any affiliated person of the adviser, other than fees from the Fund for serving as a member of the Board or Committees of the Board. Such independent directors or trustees are referred to herein as the ‘‘Independent Trustees.’’

3.	MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee may fix its own rules of procedure, which shall be consistent with the Fund’s organizational documents and this Governance Committee Charter. The Governance Committee, in its discretion, may as Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Governance Committee but no less frequently than quarterly. Members of the Governance Committee may participate in a meeting of the Governance Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

[3]	This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms ‘‘Governance Committee,’’ ‘‘Trustees’’ and ‘‘Board’’ mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Exhibit B-1

4.	AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter.

5.	GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee’s policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee.

(A)	Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

(a)	evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

(b)	recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund’s organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange (‘‘NYSE’’) as applicable to the Fund; and

(c)	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

(B)	Selection, Nomination of Committee Members

The Governance Committee shall appoint members of each standing committee and sub-committee of the Board, and shall appoint persons as chairperson and, if desired, deputy chairperson, of each such committee and sub-committee in consultation with the Board. Evaluation by the Governance Committee of a person as a potential committee or sub-committee member shall include the factors set forth above under ‘‘Board Candidates and Nominees,’’ to the extent that such factors are applicable or relevant. An individual may be nominated to serve on more than one committee or sub-committee of the Board.

(C)	Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

(a)	monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(i)	trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (‘‘SOX’’) and the rules thereunder, the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), and the NYSE;

Exhibit B-2

(ii)	trustee/director duties and responsibilities;

(iii)	trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(iv)	trustee/director orientation and continuing education;

(b)	review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board; and

(c)	consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

(D)	Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board’s performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund’s or the Board’s or a Committee’s policies or procedures. This report may be written or oral.

6.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee’s scope of responsibilities, and may retain, at the Fund’s expense, such independent counsel or other advisers as it deems necessary.

7.	INTERIM ACTIONS BY THE GOVERNANCE COMMITTEE

From time to time, the Governance Committee may delegate to the Chairperson or other designated Governance Committee member the responsibility to act, on an interim basis between meetings of the Governance Committee or Board, on governance related matters, provided that the Governance Committee or Board is not required by this Joint Governance Committee Charter or law to take such actions. Interim actions may be taken by written consent of the Governance Committee. All other interim actions by the Chairperson or his/her designee will be submitted for ratification at the next meeting of the Governance Committee.

8.	MINUTES OF MEETINGS; REPORTING TO THE BOARD

The Governance Committee shall cause to be made and kept minutes of its meetings. The Governance Committee shall report to the Board its activities, findings and recommendations.

Exhibit B-3

9.	REVIEW OF JOINT GOVERNANCE COMMITTEE CHARTER

The Governance Committee shall review this Joint Governance Committee Charter at least annually, and shall recommend any changes to the Board. This Joint Governance Committee Charter may be amended only by the Board, with the approval of a majority of the Independent Trustees.

Exhibit B-4

EXHIBIT C

Currently, the Fund’s investment restrictions state:

‘‘As a matter of fundamental policy:

1.    The Fund may not invest more than 25% of its total assets in a particular industry (including for this purpose any securities issued by a government, other than the U.S. government), except to the extent, and only for such period of time as, the Board of Directors of the Fund determines in view of the considerations discussed below that it is appropriate and in the best interest of the Fund and its stockholders to invest more than 25% of the Fund’s total assets in securities of companies involved in the energy sources industry, the electric utilities industry or the telecommunications industry in Eastern European countries. Since the securities markets of many Eastern European countries are emerging markets characterized by a relatively small number of issues, it is possible that the energy sources industry, the electric utilities industry or the telecommunications industry may on occasion comprise a significant percentage (20% or more) of the market of one or more Eastern European countries. As a result, the Fund has adopted a policy under which it may invest more than 25% of its total assets in the securities of issuers in each of those industries. The Fund would only take this action if the Board of Directors determines that the energy sources industry, the electric utilities industry or the telecommunications industry comprises a significant percentage (20% or more) of the market of Eastern European countries, and that, in light of the anticipated return, investment quality, availability and liquidity of the issues in the energy sources industry, the electric utilities industry or the telecommunications industry, as the case may be, the Fund’s ability to achieve its investment objective would, in light of its investment policies and limitations, be materially adversely affected if the Fund were not able to invest greater than 25% of its total assets in such industry. In the event the Board of Directors permits greater than 25% of the Fund’s total assets to be invested in the energy sources industry, the electric utilities industry or the telecommunications industry in Eastern European countries, the Fund may be exposed to increased investment risks peculiar to that industry. The Fund will notify its stockholders of any decision by the Board of Directors to permit (or cease) investments of more than 25% of the Fund’s total assets in the energy sources industry, the electric utilities industry or the telecommunications industry in Eastern European countries. Such notice will, to the extent applicable, include a discussion of any increased investment risks peculiar to such industry to which the Fund may be exposed.’’

The text of the proposed amendment is set forth below:

‘‘As a matter of fundamental policy:

1.    The Fund may not invest 25% or more of its total assets in a particular industry (including for this purpose any securities issued by a government, other than the U.S. government), except to the extent, and only for such period of time as, the Board of Directors of the Fund determines in view of the considerations discussed below that it is appropriate and in the best interest of the Fund and its stockholders to invest 25% or more of the Fund’s total assets in securities of companies involved in the oil, gas and consumable fuels industry, diversified telecommunications industry, wireless communications industry, commercial banks industry, metals and mining industry or electric utilities industry in Eastern European countries. Since the securities markets of many Eastern European countries are emerging markets characterized by a relatively small number of issues, it is possible that the oil, gas and consumable fuels industry, diversified telecommunications industry, wireless communications industry, commercial banks industry, metals and mining industry or electric utilities industry may on occasion comprise a significant percentage (20% or more) of the market of one or more Eastern European countries. As a result, the Fund has adopted a policy under which it may

Exhibit C-1

invest 25% or more of its total assets in the securities of issuers in each of those industries. The Fund would only take this action if the Board of Directors determines that the oil, gas and consumable fuels industry, diversified telecommunications industry, wireless communications industry, commercial banks industry, metals and mining industry or electric utilities industry comprises a significant percentage (20% or more) of the market of Eastern European countries, and that, in light of the anticipated return, investment quality, availability and liquidity of the issues in the oil, gas and consumable fuels industry, diversified telecommunications industry, wireless communications industry, commercial banks industry, metals and mining industry or electric utilities industry, as the case may be, the Fund’s ability to achieve its investment objective would, in light of its investment policies and limitations, be materially adversely affected if the Fund were not able to invest 25% or more of its total assets in such industries. In the event the Board of Directors permits 25% or more of the Fund’s total assets to be invested in the oil, gas and consumable fuels industry, diversified telecommunications industry, wireless communications industry, commercial banks industry, metals and mining industry or electric utilities industry in Eastern European countries, the Fund may be exposed to increased investment risks peculiar to those industries. The Fund will notify its stockholders of any decision by the Board of Directors to permit (or cease) investments of 25% or more of the Fund’s total assets in the oil, gas and consumable fuels industry, diversified telecommunications industry, wireless communications industry, commercial banks industry, metals and mining industry or electric utilities industry in Eastern European countries. Such notice will, to the extent applicable, include a discussion of any increased investment risks peculiar to such industry to which the Fund may be exposed.’’

Exhibit C-2

PROXY CARD

MORGAN STANLEY EASTERN EUROPE FUND, INC.

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON and STEFANIE V. CHANG YU, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on March 23, 2007 at the Annual Meeting of Stockholders to be held on June 19, 2007, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
MORGAN STANLEY EASTERN EUROPE FUND, INC.

June 19, 2007

PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your Proxy Card in the envelope provided as soon as possible. -OR-

TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number and Account number’’) and Proxy Card available when you call.

Company Number
Account Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.	Election of the following nominees as Directors:

NOMINEES:
FOR ALL NOMINEES	Frank L. Bowman
James F. Higgins
WITHHOLD AUTHORITY FOR ALL NOMINEES	Dr. Manuel H. Johnson
FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

2.	To approve an amendment to the Fund’s investment restrictions to allow the Fund to invest 25% or more of the Fund’s total assets in securities of companies involved in the oil, gas and consumable fuels industry; diversified telecommunications industry; wireless communications industry; commercial banks industry; metals and mining industry; or the electric utilities industry if the Board of Directors of the Fund determines that certain criteria are met.

FOR

AGAINST

ABSTAIN

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund and in favor of Proposal No. 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder                                          Date:                  Signature of Stockholder:                                  Date:

Note:    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.